                                   EXHIBIT 21
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                          SUBSIDIARIES OF THE COMPANY

                                                                                                     PERCENTAGE
                                                                                 STATE OR            OF VOTING
                                                                             JURISDICTION OF         SECURITIES
                                 NAME                                         INCORPORATION            OWNED
                                 ----                                        ---------------         ----------
Al Wasl Marine LLC.....................................................   Dubai                            49%
Antilles Marine Service Limited........................................   Trinidad & Tobago                50%
Asie Zapata Marine Service Sdn. Bhd....................................   Malaysia                         49%
BESSA Cash Backed PLC..................................................   England                         100%
BESSA Cash Backed II PLC...............................................   England                         100%
BESSA Cash Backed III PLC..............................................   England                         100%
Compania Maritima de Magallanes Limitada...............................   Chile                           100%
Divetide Limited.......................................................   Thailand                         49%
Equipo Mara, C.A.......................................................   Venezuela                      19.9%
Equipo Zulia, C.A......................................................   Venezuela                       100%
Fairway Personnel Services Limited.....................................   England                         100%
Four Star Marine, Inc..................................................   Louisiana                        49%
Gulf Fleet Abu Dhabi...................................................   Abu Dhabi                        49%
Gulf Fleet Middle East, Inc............................................   Panama                          100%
Gulf Fleet N.V.........................................................   Netherlands Antilles            100%
Gulf Fleet Supply Vessels, L.L.C.......................................   Louisiana                       100%
Hilliard Oil & Gas, Inc................................................   Nevada                          100%
Hornbeck Shipping Limited..............................................   Isle of Man                     100%
Jackson Marine, L.L.C..................................................   Louisiana                       100%
Jackson Marine, S.A....................................................   Panama                          100%
Java Boat Corporation..................................................   Louisiana                       100%
Lamnalco-Tidewater Marine Service Limited..............................   Vanuatu                          50%
Maritide Offshore Oil Services Company S.A.E...........................   Egypt                            49%
Mashhor Marine Sdn. Bhd................................................   Brunei                           70%
Matchmobile Limited....................................................   England                         100%
Mightmethod Limited....................................................   England                         100%
Neatearn Limited.......................................................   England                         100%
Nuigini Energy Services (unincorporated)...............................   New Guinea                       50%
Offshore Pacific Pty. Ltd..............................................   Vanuatu                         100%
O.I.L. Limited.........................................................   England                         100%
O.I.L. (Nigeria) Limited...............................................   Nigeria                        82.1%
OSA do Brasil Representacoes Ltda......................................   Brazil                          100%
OSA Marine Services (Asia) Pte. Limited................................   Singapore                       100%
OSA Marine Services GmbH...............................................   Germany                         100%
Pacific Tidewater Pty. Ltd.............................................   Australia                       100%
Pan-Marine do Brasil Transportes Ltda..................................   Brazil                          100%
Pan Marine International, Inc..........................................   Cayman Islands                  100%
Parktor Shipping NV....................................................   Netherlands Antilles            100%
Pental Insurance Co. Ltd...............................................   Bermuda                         100%
Point Marine, L.L.C....................................................   Louisiana                       100%
Provident Marine Ltd...................................................   Turks & Caicos Islands           50%
Quality Shipyards, L.L.C...............................................   Louisiana                       100%
Remolcadores y Gabarras Remigasa, S.A..................................   Venezuela                      19.9%
Seafarer Boat Corporation..............................................   Louisiana                       100%
Servicios de Abastecimientos Mexicanos, S. de R.L. de C.V..............   Mexico                          100%

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
                                                                                                     PERCENTAGE
                                                                                 STATE OR            OF VOTING
                                                                             JURISDICTION OF         SECURITIES
                                 NAME                                         INCORPORATION            OWNED
                                 ----                                        ---------------         ----------
Servicios Maritimos del Carmen, S.A. de C.V............................   Mexico                          100%
Servicios Maritimos Ves, S. de R.L. de C.V.............................   Mexico                          100%
Servicios y Representaciones Maritimas Mexicanas, S.A. de C.V..........   Mexico                          100%
Sin-Hai Offshore Co. Pte. Ltd..........................................   Singapore                      97.5%
Solo Fleet Sdn. Bhd....................................................   Malaysia                         49%
Solo Fleet Two Sdn. Bhd................................................   Malaysia                         49%
Solo Support Services Sdn. Bhd.........................................   Malaysia                         30%
Sonatide Marine, Ltd...................................................   Cayman Islands                   49%
S.O.P., Inc............................................................   Louisiana                       100%
Southern Ocean Services Pte. Ltd.......................................   Singapore                       100%
T. Benetee L.L.C.......................................................   Louisiana                       100%
Thabet and O.I.L. Co. Ltd..............................................   Yemen                            30%
Thai OSA Services Limited..............................................   Thailand                         49%
The National Marine Services Company...................................   Abu Dhabi                        40%
Tidewater Australia Pte. Ltd...........................................   Australia                       100%
Tidewater Caribe, C.A..................................................   Venezuela                       100%
Tidewater Crewing Limited..............................................   Cayman Islands                  100%
Tidewater Cyprus Limited...............................................   Cyprus                         49.9%
Tidewater Foreign Sales Corporation....................................   Barbados                        100%
Tidewater Marine Alaska, Inc...........................................   Alaska                          100%
Tidewater Marine, L.L.C................................................   Louisiana                       100%
Tidewater Marine International, Inc....................................   Panama                          100%
Tidewater Marine International Pte. Ltd................................   Singapore                       100%
Tidewater Marine (IOM) Limited.........................................   Isle of Man                     100%
Tidewater Marine (Malaysia) Sdn. Bhd...................................   Malaysia                        100%
Tidewater Marine North Sea Limited.....................................   England                         100%
Tidewater Marine Service, C.A. (SEMARCA)...............................   Venezuela                       100%
Tidewater Marine Service, Inc..........................................   Louisiana                       100%
Tidewater Marine West Indies Limited...................................   Bahama Islands                  100%
Tidewater Marine Western, Inc..........................................   Texas                           100%
Tidewater Offshore (GP-1984), Inc......................................   Delaware                        100%
Tidewater Offshore Limited.............................................   Scotland                        100%
Tidewater Port Jackson Marine Pty. Limited.............................   Australia                       100%
Tidex (Malaysia) Sdn. Bhd..............................................   Malaysia                        100%
Tidex Nigeria Limited..................................................   Nigeria                          60%
Tidex/OTS Nigeria Limited (unincorporated).............................   Nigeria                          50%
TT Boat Corporation....................................................   Louisiana                       100%
Twenty Grand Marine Service, L.L.C.....................................   Louisiana                       100%
Twenty Grand Offshore, Inc.............................................   Louisiana                       100%
VTG Supply Boat Liberia Inc............................................   Liberia                         100%
Zapata Gulf Crews, Inc.................................................   Panama                          100%
Zapata Gulf Indonesia Limited..........................................   Vanuatu                          80%
Zapata Gulf Marine L.L.C...............................................   Louisiana                       100%
Zapata Gulf Marine International Limited...............................   Vanuatu                         100%
Zapata Gulf Marine Operators, L.L.C....................................   Louisiana                       100%
Zapata Gulf Pacific, Inc...............................................   Delaware                        100%
Zapata Marine Service (Nigeria) Limited................................   Nigeria                         100%
Zapata Servicos Maritimos Ltda.........................................   Brazil                          100%
Zhong Chang Offshore Marine Service Company Ltd........................   China                            50%

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